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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 23, 2004


                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Pennsylvania                  0-20212                   23-1969991
----------------------------       ------------              --------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



2400 Bernville Road, Reading, Pennsylvania                        19605
------------------------------------------                       -------
(Address of Principal Executive Offices)                        (Zip Code)




Registrant's Telephone Number, Including Area Code: (610) 378-0131
                                                    --------------

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                            ARROW INTERNATIONAL, INC.

Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits


        (c)     Exhibits

Exhibit Number      Description
--------------      -----------

99.1                Press release dated June 23, 2004 issued by
                    Arrow International, Inc. (the "Registrant").

Item 12.  Results of Operations and Financial Condition

On June 23, 2004, the Registrant issued a press release announcing its financial results for the third fiscal quarter ended May 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ARROW INTERNATIONAL, INC.




Date: June 23, 2004                    By:  /s/  Frederick J. Hirt
                                            ------------------------------------

                                            Frederick J. Hirt
                                            Chief Financial Officer and
                                            Vice President-Finance
                                            (Principal Financial Officer and
                                            Chief Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
NUMBER         OF EXHIBIT                                    METHOD OF FILING
------         ----------                                    ----------------

99.1           Press Release dated June 23, 2004, issued    Furnished herewith.
               by Arrow International, Inc.




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